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                         FIRST CAPITAL BANK OF ARIZONA

                              AMENDED AND RESTATED
                             1995 STOCK OPTION PLAN


         1. Definitions. As used herein, the following definitions shall apply:

               (a) "Administrator" means the Board or any of its Committees as shall be administering this Plan, in accordance with Section 4 of this Plan.

               (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

               (c) "Bank" means First Capital Bank of Arizona, an Arizona banking institution.

               (d) "Board" means the Board of Directors of the Bank.

               (e) "Code" means the Internal Revenue Code of 1986, as amended.

               (f) "Committee" means a Committee appointed by the Board in accordance with Section 4 of this Plan.

               (g) "Common Stock" means the Common Stock of the Bank.

               (h) "Continuous Status as an Employee" means the employment relationship is not interrupted or terminated by the Bank, any Parent or Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Bank policies) or statute; or (ii) transfers between locations of the Bank or between the Bank, its Parent, its Subsidiaries or its successor.

               (i) "Director" means a member of the Board.

               (j) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

               (k) "Employee" means any person employed by the Bank or any Parent or Subsidiary of the Bank.

               (l) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume





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of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                  (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and high asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                  (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined by an independent appraisal consultant who shall be engaged by the Administrator to make such determination. The cost of such consultant shall be borne by the Administrator.

               (m) "Incentive Stock Option" means an option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

               (n) "Notice of Grant" means a written, notice evidencing certain terms and conditions of an individual option. The Notice of Grant is part of the Option Agreement.

               (o) "Option" means a stock option granted pursuant to this Plan.

               (p) "Option Agreement" means a written agreement between the Bank and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of this Plan.

               (q) "Optioned Stock" means the Common Stock subject to an Option.

               (r) "Optionee" means an Employee who holds an outstanding Option.

               (s) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (t) "Plan" means this Amended and Restated 1995 Stock Option
Plan.

               (u) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of this Plan.

               (v) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

          2.      Purposes of this Plan. The purposes of this Plan are:

                   o to attract and retain the best available personnel for positions of substantial responsibility,

                   o provide additional incentive to the Employees of the Bank, and


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         o        to promote the success of the Bank's business.

Options granted under this Plan shall only be Incentive Stock Options.

         3. Stock Subject to this Plan. Subject to the provisions of Section 13 of this Plan, the maximum aggregate number of Shares which may be optioned and sold under this Plan shall not exceed fifteen percent (15%) of all of the issued and outstanding shares of common stock of the Bank taking into consideration the Shares to be issued upon the exercise of an Option. The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant under this Plan (unless this Plan has terminated).

         4. Administration of this Plan.

               (a) Procedure. This Plan shall be administered by (A) the Board, or (B) a Committee designated by the Board to administer this Plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and, thereafter, directly administer this Plan.

               (b) Power of the Administrator. Subject to the provisions of this Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                  (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 1(n) of this Plan;

                  (ii) to select the Employees to whom Options may be granted hereunder;

                  (iii) to determine whether and to what extent Options or any combination thereof, are granted hereunder;

                  (iv) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

                  (v) to approve forms of agreement for use under this Plan;

                  (vi) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which shall be based on performance criteria), and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option or the Shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                  (vii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred


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either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

                  (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                  (ix) to construe and interpret the terms of this Plan;

                  (x) to prescribe, amend and rescind rules and regulations relating to this Plan;

                  (xi) to modify or amend each Option (subject to Section 15(c) of this Plan);

                  (xii) to authorize any person to execute on behalf of the Bank any instrument required to effect the grant of an Option previously granted by the Administrator; and

                  (xiii) to determine the terms and restrictions applicable to Options.

                  (xiv) to make all other determinations deemed necessary or advisable for administering this Plan.

               (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

         5. Eligibility. Only Incentive Stock Options may be granted to all Employees. If otherwise eligible, an Employee who has been granted an Option may be granted additional Options.

         6. Limitations.

               (a) Each Option shall be designated in the Notice of Grant as an Incentive Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to an Optionee's incentive stock options granted by the Bank, which become exercisable for the first time during any calendar year exceeds $100,000, such excess Options shall not be treated as Incentive Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

               (b) Neither this Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's employment relationship with the Bank, nor shall they interfere in any way with the Optionee's right or the Bank's right to terminate such employment relationship at any time, with or without cause.

         7. Term of Plan. Subject to Section 19 of this Plan, this Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Bank as described in Section 19 of this Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of this Plan,

         8. Term of Option. The term of each Option shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. However, in the case of a grant to an



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Optionee who owns more than ten percent (10%) of the Bank's outstanding Common
Stock, the term of such grant shall not exceed five (5) years from the date of grant.

         9. Option Exercise Price and Consideration.

                  (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                      (i) In the case of an Incentive Stock Option granted to an Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant and in the case of Incentive Stock Option granted to an Employee who then owns more than ten percent (10%) of the Bank's outstanding Common Stock, the price to be paid shall be 110% of the Fair Market Value.

                  (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. Notwithstanding the foregoing, during the first and second year an Option is outstanding, it may be exercised with respect to 25 percent of the total number of Shares covered thereby each year and during the third year the Option may be exercised in such year as to the remaining fifty percent (50%) of the total number of Shares covered thereby, provided that the Optionee is an employee of the Bank during that period and the Bank meets the Tier I capital targets as established by the FDIC and reflected in the Bank's regulatory financial projections as submitted to the governmental regulatory agencies during each of the first three years of the Term of this Plan and thereafter meets those financial requirements set by the Board ("Financial Requirements"). In the event the Financial Requirements are not met by the Bank in any year the Option may not be exercised during said year but in the event the Financial Requirements are met by the Bank in the following year(s) then the Option may be exercised in the first year that the Financial Requirements are met for that year and for all previous year(s). Notwithstanding any of the foregoing, if the Board deems it to be in the best interests of the Bank, the Board may change the Financial Requirements at any time.

                  (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. At the time of grant such consideration may consist entirely of:

                      (i) cash;

                      (ii) check;

                      (iii) other Shares which (A) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                      (iv) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Bank the amount of sale or loan proceeds required to pay the exercise price;

                      (v) any combination of the foregoing methods of payment;
or



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                  (vi) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.


         10. Expiration of Option. Notwithstanding any provision in this Plan to the contrary, all outstanding Options granted under this Plan shall expire should there be a regulatory call for capital and such Options are not exercised.

         11. Exercise of Option.

                  (a) Procedure for Exercise: Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of this Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

                  An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed exercised when the Bank receives:
(i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and this Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Bank or of a duly authorized transfer agent of the
Bank), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect. to the Optioned Stock, notwithstanding the exercise of the Option. The Bank shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of this Plan.

                  Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of this Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Employment Relationship. In the event an Optionee's Continuous Status as an Employee terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Administrator, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). The Administrator shall determine such period of time (in no event to exceed ninety (90) days from the date of termination) when the Option is granted. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to this Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to this Plan.

                  (c) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within twelve
(12) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the



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expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to this Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to this Plan.

             (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to this Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to this Plan.

         12. Non-Transferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         13. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

             (a) Changes in Capitalization. Subject to any required action by the shareholders of the Bank, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under this Plan but as to which no Options have yet been granted or which have been returned to this Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Bank; provided, however, that conversion of any convertible securities of the Bank shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Bank of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

             (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Bank, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option, would not otherwise be exercisable.

             (c) Merger or Asset Sale. Subject to the provisions of paragraph
(d) hereof, in the event of a merger of the Bank with or into another corporation, or the sale of substantially all of the


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assets of the Bank, each outstanding Option shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option or right, the Administrator shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

                    (d) Change of Control. In the event of a "Change in Control" of the Bank, as defined in paragraph (e) below, any or all or none of the following acceleration and valuation provisions shall apply, as the Board, in its discretion, shall determine prior to such Change of Control:

                        (i) Any Options outstanding as of the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested;

                        (ii) To the extent they are exercisable and vested, the value of all outstanding Options, unless otherwise determined by the Board at or after grant, shall be cashed out at the Change in Control Price, reduced by the exercise price applicable to such Options. The cash out proceeds shall be paid to the Optionee or, in the event of death of an Optionee prior to payment, to the estate of the Optionee or to a person who acquired the right to exercise the Option by bequest or inheritance.

                    (e) Definition of "Change in Control". For purposes of this
Section 13, a "Change in Control" shall mean:

                        (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of voting common stock of the Bank (the "Outstanding Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Employer entitled to vote generally in the election of Directors (the "Outstanding Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from Bank (ii) any acquisition by Bank or any of its subsidiaries, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Bank or any of its subsidiaries or (iv) any acquisition by any corporation with respect to which, following such acquisition, more than


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60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of Directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Voting Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be; or

                        (2) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the date hereof whose election, or nomination for election by the Bank shareholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents; or

                        (3) Approval by the shareholders of the Bank of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of Directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be; or

                        (4) Approval by the shareholders of the Bank of (i) a complete liquidation or dissolution of the Bank or (ii) the sale or other disposition of all or substantially all of the assets of the Bank other than to a corporation, with respect to which following such sale or other disposition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of Directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be.

                    (f) Chance in Control Price. For purposes of this Section 13, "Change in Control Price" shall be, as determined by the Board, (i) the highest closing sale price of a Share of Common Stock as reported by the NASDAQ National Market System and as appearing in the Wall Street Journal (or, in the event the Common Stock is listed on a stock exchange, the highest closing price as reported in the Wall Street Journal or such other source of composite quotations as the Board deems reliable), at any time within the 60-day period immediately preceding the date of determination of the Change in Control Price by the Board (the "60-Day Period"), or (ii) the highest price paid or offered, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control of the Bank, at any time within the 60-Day Period, or (iii) some lower price as the Board, in its discretion,


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determines to be a reasonable estimate of the fair market value of a share of
Common Stock.

         14. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

         15. Amendment and Termination of this Plan.

             (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate this Plan.

             (b) Shareholder Approval. The Bank shall obtain shareholder approval of any amendment to the extent necessary and desirable to comply with
Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

             (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of this Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Bank.

         16. Conditions Upon Issuance of Shares.

             (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, rules and regulations, and under the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Bank with respect to such compliance.

             (b) Investment Representations. As a condition to the exercise of an Option, the Bank may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Bank, such a representation is required.

         17. Liability of Bank.

             (a) Inability to Obtain Authority. The inability of the Bank to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Bank's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Bank of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

             (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under this Plan without additional shareholder approval, such Option or Stock Purchase shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of


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Shares subject to this Plan is timely obtained in accordance with Section 15(b)
of this Plan.

         18. Reservation of Shares. The Bank, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

         19. Shareholder Approval. Continuance of this Plan shall be subject to approval by the shareholders of the Bank within twelve (12) months before or after the date this Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

         20. Information to Optionees. The Bank shall provide each Optionee, while such Optionee has one or more Options outstanding, with copies of all annual reports and other information which are provided to all shareholders of the Bank. The Bank shall not be required to provide such information if the issuance of Options under this Plan is limited to key employees whose duties in connection with the Bank assure their access to equivalent information.

         21. Section Headings. The section headings used herein are for convenience only and shall in no event be considered in construing this Plan.



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